UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 4, 2010

WORKSTREAM INC.

 (Exact Name of Registrant as Specified in Charter)

CANADA	001-15503	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

485 N. KELLER ROAD, SUITE 500, MAITLAND, FL 32751

 (Address of Principal Executive Offices) (Zip Code)

(407) 475-5500

  (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Mr. Jerome P. Kelliher resigned as Chief Financial Officer of Workstream Inc. (the “Company”) effective as of June 4, 2010.  Mr. Michael Mullarkey was appointed to serve as interim Chief Financial Officer of the Company until a replacement is found.  Mr. Mullarkey is the Company’s President and Chief Executive Officer as well as the Chairman of the Company’s Board of Directors.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORKSTREAM INC.

Dated: June 11, 2010	By:	/s/ Michael Mullarkey
Name: Michael Mullarkey Title: President, Chief Executive Officer and Interim Chief Financial Officer